State Street at the Bank of America Merrill Lynch Future of Financials Conference 2018 Lou Maiuri, Head of Global Markets & Front Office Solutions Eric Aboaf, Chief Financial Officer Monday, November 5, 2018

Global Markets and Global Exchange enable efficient use of client assets while offering enhanced portfolio and risk insight

Investment Servicing | **Investment Mgmt.**

Asset Servicing
STATE STREET GLOBAL SERVICES.

- Providing customized asset servicing solutions that support traditional and alternative investments
- State Street record ~$34T AUCA[1]
- Trusted with more than 10% of the world's assets[2]

Markets & Research
STATE STREET GLOBAL MARKETS.

- Delivering foreign exchange (FX) trading, enhanced custody and securities lending, and investment research
- #1 in Flow Research for Real Money Clients FX Survey 2018 with the best customer satisfaction globally
- #1 global equities lender in 2018 International Securities Finance survey

Information & Data Analytics
STATE STREET GLOBAL EXCHANGE.

- Offering investment data aggregation and indicators
- Acquisition of Charles River Development (CRD), supported by existing data management capabilities, will enable a front-to-back client services platform[3]

Asset Management
STATE STREET GLOBAL ADVISORS.

- Providing access to investment strategies and insights that help achieve financial objectives
- World's third-largest asset manager with approximately $2.8T[1] AUM
- World's third-largest ETF provider

Refer to the Appendix included with this presentation for endnotes 1 to 14.

STATE STREET.

2

Acquisition of Charles River builds on our strong foundation and expands on the services offered to our core clients



Front Office
Middle Office
Back Office
70s & 80s
Custody & Fund Accounting
90s
State Street Global Markets (1999)[4]
• Introduced electronic trading solutions for institutional investors
State Street Associates (1997)[5]
FX Connect (1996)
Fund Administration
• Enhanced servicing capabilities including Treasury & Managed Services
~$6T AUC[6]
2000s
• Enhanced electronic trading venues providing increased liquidity & market access
Currenex (2007)*
Fund Connect (2001)
Middle Office Outsourcing (2000)
Investment Manager Services
• Investment accounting
• Client reporting
• Growth of core servicing franchise & offshore[7]
Investors Bank & Trust (2007)*
Deutsche Bank Global S.S.[8] (2002)*
2010 – Beyond
Charles River Development (2018)*
GE Asset Mgmt. (2016)*
State Street Global Exchange (2013)
• Data services & investment analytics
• Leading, global middle-office outsourcing provider with significant scale utilizing a single system
• International expansion of core servicing franchise
GS Admin. Services (2012)*
Intesa Sanpaolo S.S.[8] (2010)*
~$34T AUCA[1]
Global, multicurrency fund accounting platform
Expansion of back-office capabilities; initial moves to front-office
Advanced growth in front, middle & back office utilizing technology innovation
Integrating front-to-back technology solutions

STATE STREET

Note: This timeline is illustrative in nature, representing State Street's growth through 1970s to 2010 and beyond, and is non-exhaustive.
*Inorganic business expansion through acquisition. The years referenced on the timeline indicate the year of the acquisition announcement and not the year of completion.
Refer to the Appendix included with this presentation for endnotes 1 to 14.

3

Creating the industry’s first global front-to-back offeringA Charles River offerings CRD enables State Street Front-to-Back Platform Front office Middle office Back-office • Portfolio modeling & • Performance & attribution • Custody construction • Investment accounting • Fund accounting • Investment risk & (IBOR) • Fund administration compliance • Investment risk monitoring • Trade management & • Client reporting execution • Post-trade workflow • Portfolio, trade & risk analytics management • FX trading & securities finance • Cash management Interoperability/third-party partners Data management The front-to-back office platform will be interoperable and will enable single platform access to portfolio construction, risk management, trade execution, reporting and performance measurement A Offered by a single provider. 4

Front-to-Back: Will deliver value to State Street’s clients and shareholders Benefits to clients Benefits to State Street • Can provide single platform access to • Increase core revenues by delivering insights, liquidity and financing for front- front-to-back services, including back office decision makers and middle office services to CRD clients • Enhance risk management and data- • Grow incremental revenues by delivering driven analytics for portfolio managers new and enhanced higher-value products (liquidity, financing, data, • Reduce client costs by rationalizing analytics, etc.) internal technology and operations • Reduce costs by streamlining • Sophisticated trade compliance operations, increasing straight through capabilities processing and lowering unit costs; retire old applications and systems The integration of front-office solutions with middle and back-office capabilities provides access to an untapped opportunity pool while creating efficiencies for State Street Note: Network effects hold second-order value and are therefore conservatively not included in the CRD deal model 5

State Street has already engaged with approximately 80 institutions[A] since Charles River Development acquisition closing

~40 of the ~80 within top 220 global institutions[10]

State Street & CRD clients are representative of the global institutional asset managers, asset owners, insurance companies, alternative managers & wealth managers

	STT & CRD	STT Only	CRD Only	Neither	Total
Clients engaged[14] (~#)	~35	~35	~5	~5	~80
AUM (~$T)[B 11]	~$16T	~$8T	~$0.1T	~$1T	$25T

Nature of Opportunities

Advancement of Core Business

- New middle-and back-office opportunities for current CRD clients; creates openings to displace incumbent providers
- CRD clients to accelerate updates to cloud service from client installed CRD software

Innovative Front-Office Solutions

- STT clients are able to receive better data, insights and liquidity access through CRD

Consolidation and Cross Selling

- Current STT and CRD opportunities to rationalize existing services from multiple providers to a front-to-back offering at STT

Displacement/New Core Business Opportunity

- Investment Managers who are not currently clients are discussing the full potential of the front-to-back asset servicing platform
- Significant efficiency opportunities

A Institutions include asset owners, asset managers, alternative managers, insurance companies and wealth clients. Institutions may include the subsidiaries of a global institution.
B AUM is approximate and indicative only and represents assets of institutions held at State Street & other external custodians. AUM excludes assets from asset owners and insurance companies. AUM is based on company filings and research from 2016 through 2017.
Refer to the Appendix included with this presentation for endnotes 1 to 14.

STATE STREET

6

Charles River Development 4Q 2018 update and outlook

CRD 4Q 2018 outlook

- Strong business performance
  - Projected results are in-line with expectations
- Remain confident in size and timing of announced revenue and cost synergy expectations
- Timing of installations and renewals leads to uneven quarterly revenues under ASC 606[A]

CRD 4Q 2018 outlook and expected State Street impacts

CRD Revenue[A]	~ $105 –115M To be included in State Street's "Processing fees and other" within "Fee revenue"
CRD pre-tax income[A]	~ $60 – 70M Expenses to be included across State Street's associated "Expenses" line items
CRD pre-tax margin[A]	~ 60%
Amortization expense	~ $20M (A component of "Other" line-item within State Street's "Expenses")

CRD 4Q 2018 acquisition & restructuring (A&R) costs

A&R costs[B]	~ $45 – 50M (To be included in State Street's "Acquisition and restructuring costs")

[A] Revenue and pre-tax income reflects the application of ASC 606. Revenue recognition under ASC 606 (relative to the prior ASC 605) results in the acceleration of a significant portion of revenues for on-premise software agreements. The amount of revenue recognized in any given quarter will be driven in large part by client activity, including agreements that renew or are installed in that quarter.

[B] Total acquisition & restructuring costs estimated at ~$200M through 2021. Acquisition & restructuring costs are recognized as incurred and may be episodic in nature.

STATE STREET.

7

State Street at the Bank of America Merrill Lynch Future of Financials Conference 2018 Questions and Lou Maiuri, Head of Global Markets and Front Office Solutions Eric Aboaf, Chief Financial Officer Answers Monday, November 5, 2018 8

Appendix Synergies 10 Endnotes 11 Forward-looking statements 12 9

Expected to generate meaningful revenue and cost synergies from enhanced platform services and efficiencies

Annual revenue synergies in 2021[12]

	Estimated Range in 2021	Revenue Synergy Highlights
CRD's front-office solutions	~$70-75M	Upgrade CRD clients from client-installed software to STT cloud Expand CRD share of wallet by introducing CRD software solutions to STT clients
State Street's middle-and-back office services	~$55-60M	Grow STT share of wallet by offering STT middle and back office services
Expand State Street data mgmt. and analytics	~$70M	Data management and analytics services underpin front-to-back office services growth
Distributing State Street's trading services	~$35-40M	Expand STT share of wallet by offering integrating trading services into the CRD platform
Expand presence in wealth segment	~$30-35M	Increase existing CRD presence in the wealth management segment

Annual cost synergies in 2021[13]

	Estimated Range in 2021	Cost Synergy Highlights
Operational efficiency	~$35M	Streamline STT custody, accounting and middle-office operations creating greater efficiency and lower unit costs
Systems & application retirement	~$10-15M	Capture of efficiencies through retirement of legacy STT middle and back office systems
Integrated client servicing platform	~$10-15M	SSGA implementation of CRD's established front-office solution drives system rationalization

~$260-280M annual revenue synergies − ~$180-200M delivery costs to achieve = ~$75-85M Pre-tax income from revenue synergies

~$55-65M Pre-tax income from cost synergies

Refer to the Appendix included with this presentation for endnotes 1 to 14.

STATE STREET

10

Endnotes 1 Period end as of September 30, 2018. ~$34T of AUCA includes most of the Middle Office AUA. 2 Source: State Street and McKinsey Global Institute, Global Capital Markets, December 31, 2016. This represents State Street’s AUCA ($29T) as a proportion of total global financial assets ($270T). *Updated in January 2018 per bespoke McKinsey report. 3 Acquisition of Charles River Development completed October 1, 2018. 4 Global Markets as currently constructed to include FX, Securities Finance, Portfolio Solutions, and GlobalLink. 5 State Street Associates (SSA) is an academic affiliate of State Street Global Exchange (previously Global Markets), providing proprietary and bespoke research services for clients. 6 Period end as of December 31, 1999. 7 Includes build out of hedge fund servicing for private equity & real estate, and ETF servicing. 8 Securities Services 9 IBOR defined as investment book of record. 10 Institutions ranked by AUM. 11 PwC Strategy & Analysis, WillisTowersWatson; Prequin Hedge Fund Online; Swifi; PIO Online; Cerulli Associates; Scorpio Partnership; PwC Market Research Center Analysis; aiCIO; Investor presentations and annual reports. 12 Revenue synergies mainly represent opportunities to enhance the distribution of State Street products and capabilities to Charles River Development clients, cross sell Charles River Development into State Street client base, expand share of wallet across our combined client base, bundle services to clients seeking an integrated experience and expand combined and integrated capabilities into new client segments. 13 Listed synergies are net of expenses and cost to achieve, excluding restructuring charges, on a pre-tax basis. 14 Engagements include, but are not limited to, conversations with clients and prospective clients during which they have expressed an interest in understanding the value proposition of a front-to-back asset servicing platform or its component parts. Engagements also include clients who have elected to have full scale diagnostics performed on their business to better understand the front-to-back asset servicing opportunity. 11

Forward-looking statements This presentation (and the discussion accompanying it) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “plan,” “strategy,” “objective,” “opportunity,” “trend,” “project,” “proposition,” “outlook,” “expect,” "priority," “intend,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “target” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to November 5, 2018. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures or to which our clients have such exposures as a result of our acting as agent, including as an asset manager; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the volatility of servicing fee, management fee, trading fee and securities finance revenues on a quarterly basis in certain of our business lines due to, among other factors, market rates and levels, the volume of client transaction activity and the timing of revenue recognition with respect to processing fees and other revenues; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and interbank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and foreign regulators implement or reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as the AIFMD, UCITS, the Money Market Funds Regulation and MiFID II / MiFIR); among other consequences, these regulatory changes impact the levels of regulatory capital and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning, compliance programs and changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; • requirements to obtain the prior approval or non-objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock purchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s decision to exit from the European Union may continue to disrupt financial markets or economic growth in Europe or potential changes in trade policy and bi-lateral and multi-lateral trade agreements proposed by the U.S.; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputation and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse actions by governmental authorities; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUCA or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our fee revenue in the event a client re-balances or changes its investment approach or otherwise re-directs assets to lower- or higher-fee asset classes; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and the potential that clients will seek to hold us liable for such losses; and the possibility that our clients or regulators will assert claims that our fees with respect to such investment products are not appropriate or consistent with our fiduciary responsibilities; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to us or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology and our ability to control related risks, including cyber-crime and other threats to our information technology infrastructure and systems (including those of our third-party service providers) and their effective operation both independently and with external systems, and complexities and costs of protecting the security of such systems and data; changes or potential changes to the competitive environment, including changes due to regulatory and technological changes, the effects of industry consolidation and perceptions of State Street as a suitable service provider or counterparty; Actual outcomes and results may differ materially from what is expressed in our forward-looking statements and from our historical financial results due to the factors discussed in this section and elsewhere in this Form 10-Q or disclosed in our other SEC filings. Forward-looking statements in this Form 10-Q should not be relied on as representing our expectations or assumptions as of any time subsequent to the time this Form 10-Q is filed with the SEC. We undertake no obligation to revise our forward-looking statements after the time they are made. The factors discussed herein are not intended to be a complete statement of our ability to complete acquisitions, joint ventures and divestitures, including our ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses, including our acquisition of Charles River Systems, Inc. (Charles River Development), and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to integrate Charles River Development's front office software solutions with our middle and back office capabilities to develop a front-to-middle-to-back office platform that is competitive and meets our clients' requirements; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2017 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time. 12